SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2003


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


          Louisiana                       0-9219                72-0590868
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(State or other jurisdiction            (Commission            (IRS Employer
              of incorporation           File Number)        Identification No.)


         228 St. Charles Avenue, Suite 838, New Orleans, Louisiana  70130
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               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720
                                                          --------------------



                       (Former name or former address, if
                           changed since last report)




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
Item 9: Regulation FD Disclosure

         The Company has this day sent to The Nasdaq Stock Market, by fax and hard copy, a letter reading as follows:

         The Nasdaq Stock Market
         Market Data Integrity
         Attn: Rule 10b-17 Notification
         80 Merritt Boulevard
         Trumbull, CT 06611

                  Re:      CUSIP 053843108
                           ---------------

         Ladies and Gentlemen:

         In accordance with SEC Rule 10b-17, please be advised that on December 18, 2003 the Board of Directors of Avoca, Incorporated declared an annual dividend of $2.85 per share, payable January 22, 2004 to shareholders of record January 7, 2004, on its no-par-value common capital stock.

         AVOCA, INCORPORATED

         /s/ Robert C. Baird, Jr.

         Robert C. Baird, Jr.
         President

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Avoca, Incorporated
                                              -------------------
                                                  (Registrant)


                                          By: /s/Robert C. Baird, Jr.
                                             -----------------------------------
                                             Robert C. Baird, Jr.
                                             President
Date: December 19, 2003
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